Exhibit 99.1

CPS Technologies Announces Second Quarter 2025 Financial Results

Record Revenue of $8.1 Million and Continued Profitability

Norton, Massachusetts – July 30, 2025 – CPS Technologies Corporation (NASDAQ:CPSH) (“CPS” or the “Company”) today announced financial results for the fiscal second quarter ended June 28, 2025.

Second Quarter Highlights

●	Revenue of $8.1 million, versus $5.0 million in the prior-year period, reflecting strong demand for the Company’s core product lines

●	Gross margin of 16.5 percent versus a gross loss in the prior-year period

●	Operating profit of $0.1 million for the quarter compared to an operating loss of $(1.3) million in the prior-year period

●

After the quarter, CPS announced its fourth new Small Business Innovation Research (SBIR) contract of the year, affirming the Company’s ability to deliver next-generation solutions for the Department of Defense; the Phase I award focuses on reducing the weight of the Amphibious Combat Vehicle (ACV), a vital transport platform for the U.S. Marine Corps

“CPS returned to profitability in the first quarter of 2025 and now, in the second quarter, we have again delivered positive net income and record revenue,” said Brian Mackey, President and CEO. ”While the outlook remains bright, we’re also very focused on bottom line results, which certainly have room for improvement. We expect revenue to remain strong in the second half of the year and, more importantly, for gross margins to expand and overall profitability to increase.”

As previously reported, the Company also secured its first order for AlMaxTM material, earlier this month. Mackey continued, “We continue to deliver innovative technologies that meet challenging market requirements, as evidenced by our growing portfolio of new offerings as well as our most recent SBIR award. Less than 18 months after acquiring the global exclusive rights to the novel, composite material we call AlMax – with performance properties better than those of aluminum – the CPS team has demonstrated effective manufacturing capabilities, engaged relevant customers in various large markets, and initiated successful commercialization. We are pleased with the ongoing expansion of our product catalog, along with underlying robust demand, and are dedicated to making our operations more efficient and productive in the quarters to come.”

Results of Operations

CPS reported revenue of $8.1 million in the second quarter of fiscal 2025 versus $5.0 million in the prior-year period, reflecting higher production rates and increased shipments. Gross profit was $1.3 million, or 16.5 percent of revenue, versus a gross loss of $0.2 million, or (4.6) percent of revenue, in the fiscal 2024 second quarter, with the year-over-year increase due to higher sales and greater production efficiencies.

Operating profit was $0.1 million in the fiscal 2025 second quarter compared with an operating loss of $(1.3) million in the prior-year period. Reported net income was $0.1 million, or $0.01 per diluted share, versus a net loss of $(0.9) million, or $(0.07) per diluted share, in the quarter ended June 29, 2024.

Conference Call

The Company will be hosting its second quarter 2025 earnings call tomorrow, July 31, 2025, at 9:00 a.m. Eastern. Those interested in participating in the conference call should dial the following:

Call in Number: 1-844-943-2942

Participant Passcode: 719117

The Company encourages those who wish to participate to call in 10 minutes before the scheduled start time to ensure the operator can connect all participants.

About CPS

CPS is a technology and manufacturing leader in producing high-performance materials solutions for its customers. The company’s products and intellectual property address critical needs in a variety of applications, including electric trains and subway cars, wind turbines, hybrid vehicles, electric vehicles, Navy ships, the smart electric grid, 5G infrastructure and others. CPS hermetic packages can be found in many Aerospace and Satellite applications. CPS’ armor products provide exceptional ballistic protection and environmental durability at very light weight. CPS is committed to innovation and to supporting our customers in building solutions for the transition to clean energy. The Company articulates its Vision as follows: “To pioneer the next generation of high-performance materials and solve the world’s toughest engineering challenges.”

Safe Harbor

Statements made in this document that are not historical facts or which apply prospectively, including those relating to 2025 financial results, are forward-looking statements that involve risks and uncertainties. These forward-looking statements are identified by the use of terms and phrases such as "will," "intends," "believes," "expects," "plans," "anticipates" and similar expressions. Investors should not rely on forward looking statements because they are subject to a variety of risks and uncertainties and other factors that could cause actual results to differ materially from the company's expectation. Additional information concerning risk factors is contained from time to time in the company's SEC filings, including its Annual Report on Form 10-K and other periodic reports filed with the SEC. Forward-looking statements contained in this press release speak only as of the date of this release. Subsequent events or circumstances occurring after such date may render these statements incomplete or out of date. The company expressly disclaims any obligation to update the information contained in this release.

CPS Technologies Corporation
111 South Worcester Street
Norton, MA 02766

www.cpstechnologysolutions.com

Investor Relations:

Chris Witty

646-438-9385

cwitty@darrowir.com

CPS TECHNOLOGIES CORPORATION

Statements of Operations (Unaudited)

Three Months Ended

Six Months Ended

June 28,

June 29,

June 28,

June 29,

2025

2024

2025

2024

Product sales

$

8,078,657

$

5,030,313

$

15,584,578

$

10,942,947

Cost of product sales

6,742,341

5,260,305

13,017,261

10,266,629

Gross profit

1,336,316

(229,992)

2,567,317

676,318

Selling, general, and administrative expenses

1,199,389

1,084,995

2,300,739

2,250,917

Income (loss) from operations

136,927

(1,314,987

)

266,578

(1,574,599

)

Other income, net

19,025

90,851

69,501

170,021

Net income (loss) before income taxes

155,952

(1,224,136

)

336,079

(1,404,578

)

Income tax provision (benefit)

52,119

(269,832

)

136,284

(307,120

)

Net income (loss)

$

103,833

$

(954,304

)

$

199,795

$

(1,097,458

)

Other comprehensive income

    Net unrealized gains on available for sale securities

8,169

8,701

10,206

8,701

     Reclassification adjustment for gains included in net income

-

-

(16,237)

-

Total other comprehensive income

8,169

8,701

(6,031)

8,701

Comprehensive income (loss)

112,002

(945,603

)

193,764

(1,088,757

)

Net income (loss) per basic common share

$

0.01

$

(0.07

)

$

0.01

$

(0.08

)

Weighted average number of basic common shares outstanding

14,525,960

14,519,215

14,525,960

14,519,215

Net income (loss) per diluted common share

$

0.01

$

(0.07

)

$

0.01

$

(0.08

)

Weighted average number of diluted common shares outstanding

14,577,433

14,519,215

14,560,672

14,519,215

CPS TECHNOLOGIES CORP.

Balance Sheets (Unaudited)

	June 28, 2025	December 28, 2024
ASSETS

Current assets:
Cash and cash equivalents	$2,374,037	$3,280,687
Marketable securities, at fair value	1,044,925	1,031,001
Accounts receivable-trade	5,602,703	4,858,208
Accounts receivable-other	416,029	177,068
Inventories, net	5,198,246	4,331,066
Prepaid expenses and other current assets	263,636	480,986
Total current assets	14,899,576	14,159,016
Property and equipment:
Production equipment	10,659,948	10,382,379
Furniture and office equipment	910,310	891,921
Leasehold improvements	997,830	997,830
Total cost	12,568,088	12,272,130
Accumulated depreciation and amortization	(10,698,945)	(10,377,756)
Construction in progress	78,834	108,874
Net property and equipment	1,947,977	2,003,248
Intangible assets	21,363	-
Right-of-use lease asset	108,000	186,000
Deferred taxes, net	2,392,854	2,528,682
Total Assets	$19,369,770	18,876,946

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Note payable, current portion	-	8,130
Accounts payable	3,286,223	3,053,712
Accrued expenses	1,036,463	913,279
Deferred revenue	30,384	172,429
Lease liability, current portion	108,000	160,000

Total current liabilities	4,461,070	4,307,550

Deferred revenue – long term	31,277	31,277
Long term lease liability	-	26,000

Total liabilities	4,492,347	4,364,827
Commitments & Contingencies
Stockholders’ equity:
Common stock, $0.01 par value, authorized 20,000,000 shares; issued 14,661,487 shares; outstanding 14,525,960 shares at each June 28, 2025 and December 28, 2024	146,615	146,615
Additional paid-in capital	40,751,927	40,580,387
Accumulated other comprehensive income	9,469	15,500
Accumulated deficit	(25,690,450)	(25,890,245)
Less cost of 135,527 common shares repurchased at each June 28, 2025 and December 28, 2024	(340,138)	(340,138)

Total stockholders’ equity	14,877,423	14,512,119

Total liabilities and stockholders’ equity	$19,369,770	$18,876,946